UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     June 30, 2013

WESTERN ASSET

CORPORATE BOND

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Corporate Bond Fund for the six-month reporting period ended June 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

Effective May 16, 2013, a change in the Fund’s principal investment strategy allows the Fund to invest up to 25% of its assets in non-U.S. dollar denominated fixed income securities of foreign issuers. The Fund intends to invest not more than 10% of its assets in non-U.S. dollar denominated fixed income securities of foreign issuers for which the Fund has not implemented a currency hedge. There was no change in the Fund’s investment objective. For more information regarding the Fund’s investment strategy, please see the Fund’s prospectus.

II	Western Asset Corporate Bond Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 26, 2013

Western Asset Corporate Bond Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s initial reading for second quarter 2013 GDP growth, released after the reporting period ended, was 1.7%. This increase was partially driven by increases in non-residential fixed investment and exports, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April. It then edged up to 7.6% in May and was unchanged in June. In an encouraging sign, an average of almost 202,000 jobs were created per month during the first half of 2013. In contrast, the monthly average was roughly 183,000 in 2012. In addition, the percentage of longer-term unemployed has declined, as roughly 36.7% of the 11.8 million Americans looking for work in June 2013 have been out of work for more than six months, versus 38.1% in January 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.2% on a seasonally adjusted basis in June 2013 versus the previous month and were 1.52% higher than in June 2012. In addition, the NAR reported that the median existing-home price for all housing types was $214,200 in June 2013, up 13.5% from June 2012. This marked the sixteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 1.9% in June 2013 to a 5.2 month supply at the current sales pace, it was 7.6% lower than in June 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first four months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory in June, as the PMI increased to 50.9. During June, 12 of the 18 industries within the PMI expanded, versus 10 expanding the prior month.

IV	Western Asset Corporate Bond Fund

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, after the reporting period ended, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2013?

A. Both short- and long-term Treasury yields moved sharply higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% in late April/early May 2013 and was as high as 0.43% on June 25, 2013, before ending the period at 0.36%. The yield on the ten-year Treasury began the period at 1.78%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.60% on June 25, 2013, before edging down to 2.52% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. Spread sector demand was often solid during the first four months of the period as investors looked to generate incremental yield in the low interest rate environment. Even so, there were several periods of volatility given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. The spread sectors then weakened over the last two months of the period amid sharply rising interest rates given the Fed’s plan to begin tapering its

Western Asset Corporate Bond Fund	V

Investment commentary (cont’d)

asset purchase program sooner than previously anticipated. The majority of spread sectors generated negative absolute returns and performed largely in line with equal-durationv Treasuries during the reporting period as a whole. For the six months ended June 30, 2013, the Barclays U.S. Aggregate Indexvi fell 2.44%.

Q. How did the high-yield market perform over the six months ended June 30, 2013?

A. The U.S. high-yield bond market was one of the few spread sectors to generate a positive return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, posted positive returns during the first four months of the period. Risk appetite was often solid during that time as investors were drawn to higher yielding securities. However, the high-yield market gave back a large portion of previous gains in May and June. All told, the high-yield market gained 1.42% for the six months ended June 30, 2013.

Performance review

For the six months ended June 30, 2013, Class A shares of Western Asset Corporate Bond Fund, excluding sales charges, returned -3.58%. The Fund’s unmanaged benchmark, the Barclays U.S. Credit Indexviii, returned -3.60% for the same period. The Lipper Corporate Debt Funds BBB-Rated Category Average1 returned -2.79% over the same time frame.

Performance Snapshot as of June 30, 2013 (unaudited)
(excluding sales charges)	6 months
Western Asset Corporate Bond Fund:
Class A	-3.58%
Class B2	-3.99%
Class C	-3.99%
Class C1♦	-3.88%
Class I	-3.50%
Class P	-3.67%
Barclays U.S. Credit Index	-3.60%
Lipper Corporate Debt Funds BBB-Rated Category Average[1]	-2.79%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 184 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

♦

Effective August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

VI	Western Asset Corporate Bond Fund

sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended June 30, 2013 for Class A, Class B, Class C, Class C1, Class I and Class P shares were 3.18%, 2.57%, 2.57%, 2.84%, 3.61% and 3.12%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class C shares would have been 2.28%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2013, the gross total annual operating expense ratios for Class A, Class B, Class C, Class C1, Class I and Class P shares were 1.03%, 1.84%, 1.72%, 1.64%, 0.67% and 1.19%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 1, 2013

RISKS: The Fund is subject to interest rate and credit risks and fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Foreign investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Corporate Bond Fund	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii	The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

VIII	Western Asset Corporate Bond Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2013 and December 31, 2012 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2013 and held for the six months ended June 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-3.58%	$1,000.00	$964.20	1.02%	$4.97	Class A	5.00%	$1,000.00	$1,019.74	1.02%	$5.11
Class B	-3.99	1,000.00	960.10	1.86	9.04	Class B	5.00	1,000.00	1,015.57	1.86	9.30
Class C	-3.99	1,000.00	960.10	1.72	8.36	Class C	5.00	1,000.00	1,016.27	1.72	8.60
Class C1	-3.88	1,000.00	961.20	1.60	7.78	Class C1	5.00	1,000.00	1,016.86	1.60	8.00
Class I	-3.50	1,000.00	965.00	0.69	3.36	Class I	5.00	1,000.00	1,021.37	0.69	3.46
Class P	-3.67	1,000.00	963.30	1.21	5.89	Class P	5.00	1,000.00	1,018.79	1.21	6.06

2	Western Asset Corporate Bond Fund 2013 Semi-Annual Report

[1]	For the six months ended June 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C, and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — June 30, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Corp. Bond	— Western Asset Corporate Bond Fund

4	Western Asset Corporate Bond Fund 2013 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Corp. Bond	— Western Asset Corporate Bond Fund

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2013

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 95.1%
Consumer Discretionary — 8.5%
Automobiles — 1.9%
Ford Motor Co., Senior Bonds	9.215%	9/15/21	$1,335,000	$1,692,752
Ford Motor Co., Senior Notes	4.750%	1/15/43	1,130,000	999,588
Ford Motor Credit Co., LLC, Senior Notes	3.000%	6/12/17	2,620,000	2,627,949
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	2,370,000	2,863,725
Total Automobiles				8,184,014
Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp., Senior Notes	2.625%	1/15/22	550,000	530,009
Household Durables — 0.3%
Newell Rubbermaid Inc., Senior Notes	2.000%	6/15/15	240,000	243,051
Toll Brothers Finance Corp., Senior Notes	4.375%	4/15/23	1,000,000	935,000
Total Household Durables				1,178,051
Internet & Catalog Retail — 0.4%
QVC Inc., Senior Secured Notes	5.125%	7/2/22	1,320,000	1,336,299
QVC Inc., Senior Secured Notes	4.375%	3/15/23	630,000	588,783	(a)
Total Internet & Catalog Retail				1,925,082
Media — 5.4%
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	1,649,000	2,337,365
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	1,660,000	1,676,600	(a)
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	1,880,000	1,832,207	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	520,000	569,400
News America Inc., Senior Debentures	8.500%	2/23/25	3,850,000	4,908,330
TCI Communications Inc., Senior Debentures	8.750%	8/1/15	730,000	844,606
TCI Communications Inc., Senior Notes	7.125%	2/15/28	180,000	229,230
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,700,000	2,089,101
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,870,000	2,254,115
UBM PLC, Notes	5.750%	11/3/20	2,330,000	2,365,514	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	6.500%	1/15/18	590,000	609,175
WPP Finance UK, Senior Notes	8.000%	9/15/14	3,190,000	3,443,685
Total Media				23,159,328
Multiline Retail — 0.2%
Target Corp., Senior Notes	4.000%	7/1/42	730,000	666,572
Specialty Retail — 0.2%
Lowe’s Cos. Inc., Senior Notes	3.120%	4/15/22	1,070,000	1,055,125
Total Consumer Discretionary				36,698,181

See Notes to Financial Statements.

6	Western Asset Corporate Bond Fund 2013 Semi-Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Consumer Staples — 7.2%
Beverages — 2.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	$2,550,000	$2,943,939
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	550,000	514,503
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	1,290,000	1,247,853
Heineken NV, Senior Notes	2.750%	4/1/23	1,710,000	1,571,013	(a)
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	1,240,000	1,219,291
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	740,000	823,365	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	1,360,000	1,395,287	(a)
Total Beverages				9,715,251
Food & Staples Retailing — 1.0%
CVS Caremark Corp., Senior Notes	4.125%	5/15/21	1,620,000	1,714,968
Kroger Co., Senior Notes	3.400%	4/15/22	420,000	410,817
Kroger Co., Senior Notes	8.000%	9/15/29	1,000,000	1,259,206
Safeway Inc., Senior Notes	6.350%	8/15/17	940,000	1,076,043
Total Food & Staples Retailing				4,461,034
Food Products — 1.2%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	1,654,000	1,868,296
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	460,000	456,394
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	950,000	965,746
Mondelez International Inc., Senior Notes	5.375%	2/10/20	1,506,000	1,691,586
Total Food Products				4,982,022
Tobacco — 2.7%
Altria Group Inc., Senior Notes	9.700%	11/10/18	1,180,000	1,570,424
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,440,000	1,909,470
Altria Group Inc., Senior Notes	2.850%	8/9/22	770,000	713,405
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	970,000	1,190,069
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	1,230,000	1,463,882
Philip Morris International Inc., Senior Notes	2.625%	3/6/23	960,000	890,545
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	910,000	852,555
Reynolds American Inc., Senior Notes	3.250%	11/1/22	730,000	679,948
Reynolds American Inc., Senior Notes	4.750%	11/1/42	1,040,000	932,264
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	1,270,000	1,481,654
Total Tobacco				11,684,216
Total Consumer Staples				30,842,523
Energy — 13.0%
Energy Equipment & Services — 0.7%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	550,000	573,375
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	1,170,000	1,281,642

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Energy Equipment & Services — continued
Ensco PLC, Senior Notes	4.700%	3/15/21	$590,000	$627,430
Transocean Inc., Senior Notes	2.500%	10/15/17	430,000	425,372
Total Energy Equipment & Services				2,907,819
Oil, Gas & Consumable Fuels — 12.3%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	1,651,000	2,063,786
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	90,000	101,025
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	970,000	1,116,524
Apache Corp., Senior Notes	1.750%	4/15/17	1,390,000	1,393,151
Apache Corp., Senior Notes	5.250%	2/1/42	1,670,000	1,704,347
Apache Corp., Senior Notes	4.750%	4/15/43	880,000	837,931
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	80,000	80,386
Canadian Natural Resources Ltd., Senior Notes	6.250%	3/15/38	820,000	918,963
CNOOC Finance Ltd., Senior Notes	3.000%	5/9/23	660,000	597,461
Devon Energy Corp., Senior Notes	3.250%	5/15/22	330,000	320,233
Devon Energy Corp., Senior Notes	5.600%	7/15/41	520,000	540,753
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	585,000	759,524
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	1,660,000	1,761,562
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	340,000	362,926
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	790,000	867,025
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,000,000	1,194,420
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	2,567,000	2,872,984
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	10,000	10,628
Enterprise Products Operating LLC, Senior Notes	4.850%	3/15/44	1,360,000	1,294,891
Hess Corp., Notes	8.125%	2/15/19	400,000	501,979
Hess Corp., Notes	7.875%	10/1/29	764,000	956,963
Kerr-McGee Corp., Notes	6.950%	7/1/24	830,000	994,198
Kinder Morgan Energy Partners LP, Senior Notes	6.850%	2/15/20	1,020,000	1,216,014
Lukoil International Finance BV, Senior Notes	3.416%	4/24/18	1,250,000	1,218,750	(a)
Occidental Petroleum Corp., Senior Notes	4.100%	2/1/21	650,000	687,584
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	900,000	832,323
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	320,000	304,000	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	12,069,000	12,732,795
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	760,000	707,853
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	3,190,000	2,958,221
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	2,487,000	2,688,927
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,002,000	1,047,469
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	2,660,000	2,670,802
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	1,520,000	1,383,419

See Notes to Financial Statements.

8	Western Asset Corporate Bond Fund 2013 Semi-Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Transocean Inc., Senior Notes	5.050%	12/15/16	$790,000	$859,750
Williams Cos. Inc., Notes	7.875%	9/1/21	504,000	609,358
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	161,000	188,523
Williams Partners LP, Senior Notes	5.250%	3/15/20	1,320,000	1,420,618
Total Oil, Gas & Consumable Fuels				52,778,066
Total Energy				55,685,885
Financials — 31.2%
Capital Markets — 5.2%
Bank of New York Mellon Corp., Junior Subordinated Notes	4.500%	6/20/23	900,000	848,250	(b)(c)
Deutsche Bank AG, Subordinated Notes	4.296%	5/24/28	1,920,000	1,776,303	(b)
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	3,555,000	2,835,113	(b)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,120,000	1,263,373
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	1,350,000	1,466,894
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	2,050,000	2,196,913
Goldman Sachs Group Inc., Senior Notes	3.625%	1/22/23	780,000	747,769
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	80,000	90,794
Merrill Lynch & Co. Inc., Subordinated Notes	6.050%	5/16/16	390,000	422,574
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	5,740,000	6,187,089
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	1,690,000	1,938,880
State Street Corp., Subordinated Notes	3.100%	5/15/23	1,400,000	1,314,085
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	1,150,000	1,225,534
Total Capital Markets				22,313,571
Commercial Banks — 9.5%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	1,110,000	1,173,635
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	820,000	806,675
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	1,270,000	1,281,671
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	3,850,000	3,968,099
BNP Paribas SA, Senior Notes	3.250%	3/3/23	1,010,000	930,333
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	3.950%	11/9/22	2,110,000	2,021,621
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	630,000	670,163	(a)(b)(c)
ING Bank NV, Notes	2.000%	9/25/15	1,550,000	1,563,993	(a)
ING Bank NV, Notes	3.750%	3/7/17	1,360,000	1,424,653	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,330,000	2,336,412	(a)
Intesa Sanpaolo SpA, Senior Notes	3.875%	1/16/18	2,120,000	2,037,733
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	300,000	312,397	(a)(c)
Nordea Bank AB, Senior Notes	3.125%	3/20/17	1,080,000	1,112,379	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	2,130,000	2,189,361	(a)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Oversea-Chinese Banking Corp. Ltd., Subordinated Notes	3.150%	3/11/23	$1,230,000	$1,198,337	(a)(b)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	510,000	521,608
Royal Bank of Scotland Group PLC, Subordinated Notes	4.700%	7/3/18	720,000	699,469
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	3,070,000	2,931,583
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	4,080,000	3,877,799
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	1,610,000	1,694,420
Standard Chartered PLC, Subordinated Notes	3.950%	1/11/23	510,000	475,349	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	8/12/13	6,243,000	6,133,748	(b)(c)
Wells Fargo & Co., Senior Notes	3.500%	3/8/22	680,000	688,977
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	1,010,000	966,533
Total Commercial Banks				41,016,948
Consumer Finance — 1.2%
American Express Co., Subordinated Debentures	6.800%	9/1/66	2,559,000	2,741,329	(b)
General Motors Financial Co. Inc., Senior Notes	2.750%	5/15/16	600,000	591,375	(a)
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	450,000	438,750	(a)
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	530,000	494,888	(a)
SLM Corp., Senior Notes	3.875%	9/10/15	990,000	1,002,427
Total Consumer Finance				5,268,769
Diversified Financial Services — 11.5%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	2,680,000	2,532,600	(b)(c)
Bank of America Corp., Senior Notes	5.875%	1/5/21	650,000	732,691
Bank of America Corp., Senior Notes	3.300%	1/11/23	1,540,000	1,458,457
Bank of America Corp., Subordinated Notes	5.750%	8/15/16	640,000	695,965
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	294,000	315,128
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	151,000	153,340
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	1,810,000	1,704,481	(b)(c)
Citigroup Inc., Notes	6.500%	8/19/13	60,000	60,445
Citigroup Inc., Senior Notes	3.953%	6/15/16	2,050,000	2,162,352
Citigroup Inc., Senior Notes	7.875%	5/15/25	910,000	1,176,889
Citigroup Inc., Senior Notes	8.125%	7/15/39	3,710,000	4,915,383
Citigroup Inc., Senior Notes	5.875%	1/30/42	1,960,000	2,164,383
Citigroup Inc., Subordinated Notes	4.875%	5/7/15	1,095,000	1,155,644
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	3,460,000	3,331,651
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	2,400,000	2,159,906
General Electric Capital Corp., Medium-Term Notes	6.750%	3/15/32	275,000	330,666
General Electric Capital Corp., Notes	5.300%	2/11/21	1,440,000	1,582,131
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	5,630,000	6,961,489

See Notes to Financial Statements.

10	Western Asset Corporate Bond Fund 2013 Semi-Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
General Electric Capital Corp., Senior Notes, Medium-Term Notes	6.150%	8/7/37	$50,000	$56,764
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	2,535,000	2,642,738	(b)
ILFC E-Capital Trust I, Junior Subordinated Notes	4.680%	12/21/65	1,050,000	903,000	(a)(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	1,703,000	1,558,245	(a)(b)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	870,000	819,975	(a)(b)
ING US Inc., Senior Notes	5.500%	7/15/22	480,000	511,512	(a)
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	2,770,000	3,074,700	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,070,000	1,024,525	(b)(c)
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	1,180,000	1,101,027
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	3,808,000	4,103,120	(a)(b)
Total Diversified Financial Services				49,389,207
Insurance — 3.6%
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	771,000	836,535	(b)
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	794,000	814,842
American International Group Inc., Senior Notes	3.750%	11/30/13	2,470,000	2,500,732	(a)
American International Group Inc., Senior Notes	4.875%	6/1/22	470,000	501,893
AXA SA, Subordinated Bonds	8.600%	12/15/30	1,630,000	1,976,375
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	850,000	998,290
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	650,000	633,750	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.884%	9/30/13	2,849,000	2,749,285	(b)(c)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	1,800,000	2,212,794	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	2,092,000	2,152,145
Total Insurance				15,376,641
Thrifts & Mortgage Finance — 0.2%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	670,000	707,259
Total Financials				134,072,395
Health Care — 3.7%
Biotechnology — 0.2%
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	710,000	792,589
Health Care Equipment & Supplies — 0.1%
Boston Scientific Corp., Senior Notes	6.000%	1/15/20	500,000	566,714
Health Care Providers & Services — 1.7%
Catholic Health Initiatives, Secured Bonds	1.600%	11/1/17	230,000	225,379
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	100,000	91,429
Express Scripts Holding Co., Senior Notes	3.500%	11/15/16	1,800,000	1,912,288
Express Scripts Holding Co., Senior Notes	4.750%	11/15/21	200,000	214,341

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
Humana Inc., Senior Notes	4.625%	12/1/42	$760,000	$683,745
Medco Health Solutions Inc., Senior Notes	4.125%	9/15/20	2,090,000	2,153,172
UnitedHealth Group Inc., Senior Notes	4.700%	2/15/21	1,220,000	1,338,191
UnitedHealth Group Inc., Senior Notes	2.750%	2/15/23	460,000	429,042
UnitedHealth Group Inc., Senior Notes	3.950%	10/15/42	410,000	354,201
Total Health Care Providers & Services				7,401,788
Pharmaceuticals — 1.7%
AbbVie Inc., Senior Notes	2.900%	11/6/22	620,000	580,956	(a)
AbbVie Inc., Senior Notes	4.400%	11/6/42	960,000	895,259	(a)
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	1,860,000	1,840,721	(a)
Mallinckrodt International Finance SA, Senior Notes	4.750%	4/15/23	2,960,000	2,825,131	(a)
Zoetis Inc., Senior Notes	3.250%	2/1/23	410,000	390,339	(a)
Zoetis Inc., Senior Notes	4.700%	2/1/43	550,000	515,608	(a)
Total Pharmaceuticals				7,048,014
Total Health Care				15,809,105
Industrials — 9.0%
Aerospace & Defense — 1.4%
Exelis Inc., Senior Notes	4.250%	10/1/16	1,920,000	2,025,909
Exelis Inc., Senior Notes	5.550%	10/1/21	1,410,000	1,434,751
Precision Castparts Corp., Senior Notes	2.500%	1/15/23	2,650,000	2,479,184
Total Aerospace & Defense				5,939,844
Air Freight & Logistics — 0.2%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	820,000	1,021,262
Airlines — 2.2%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	720,000	726,984	(a)
Air Canada, Pass-Through Trust, Secured Notes	4.125%	5/15/25	1,310,000	1,306,725	(a)
British Airways PLC, Secured Notes	5.625%	6/20/20	670,000	672,546	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	240,825	272,253
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	399,090	436,006
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.750%	12/17/19	1,107,046	1,286,941
Hawaiian Airlines, Pass-Through Certificates, Senior Secured Notes	3.900%	1/15/26	2,050,000	1,957,750
United Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	641,106	714,834
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	471,217	524,229
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	512,091	588,904
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.256%	3/15/20	710,901	774,883
Total Airlines				9,262,055

See Notes to Financial Statements.

12	Western Asset Corporate Bond Fund 2013 Semi-Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Services & Supplies — 1.2%
Republic Services Inc., Senior Notes	5.000%	3/1/20	$1,090,000	$1,194,947
Republic Services Inc., Senior Notes	4.750%	5/15/23	510,000	540,770
Waste Management Inc., Senior Notes	7.000%	7/15/28	2,500,000	3,092,333
Waste Management Inc., Senior Notes	7.750%	5/15/32	300,000	397,241
Total Commercial Services & Supplies				5,225,291
Electrical Equipment — 0.6%
Eaton Corp., Senior Notes	7.650%	11/15/29	1,500,000	1,960,108
Eaton Corp., Senior Notes	4.150%	11/2/42	570,000	513,471	(a)
Total Electrical Equipment				2,473,579
Industrial Conglomerates — 0.7%
General Electric Co., Senior Notes	4.125%	10/9/42	3,230,000	3,017,873
Marine — 0.2%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	985,000	989,925
Road & Rail — 2.5%
Burlington Northern Santa Fe LLC, Senior Notes	4.400%	3/15/42	4,010,000	3,695,572
CSX Corp., Senior Notes	4.750%	5/30/42	1,260,000	1,209,819
Kansas City Southern de Mexico SA de CV, Senior Notes	3.000%	5/15/23	2,420,000	2,276,496	(a)
Kansas City Southern Railway, Senior Notes	4.300%	5/15/43	900,000	814,108	(a)
Norfolk Southern Corp., Senior Notes	5.750%	4/1/18	1,950,000	2,265,180
Norfolk Southern Corp., Senior Notes	7.875%	5/15/43	348,000	490,947
Total Road & Rail				10,752,122
Total Industrials				38,681,951
Information Technology — 2.5%
Computers & Peripherals — 1.8%
Apple Inc., Senior Notes	3.850%	5/4/43	2,260,000	2,015,881
Dell Inc., Senior Notes	3.100%	4/1/16	5,570,000	5,567,026
Total Computers & Peripherals				7,582,907
Internet Software & Services — 0.1%
VeriSign Inc., Senior Notes	4.625%	5/1/23	510,000	497,250	(a)
Semiconductors & Semiconductor Equipment — 0.3%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	1,180,000	1,375,086
Software — 0.3%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,200,000	1,230,000	(a)
Total Information Technology				10,685,243
Materials — 9.5%
Chemicals — 0.9%
Dow Chemical Co., Senior Notes	4.375%	11/15/42	280,000	248,784

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Chemicals — continued
Ecolab Inc., Senior Notes	4.350%	12/8/21	$1,160,000	$1,226,798
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	470,000	512,050
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	720,000	810,419
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	980,000	1,175,601
Total Chemicals				3,973,652
Containers & Packaging — 0.7%
Rock-Tenn Co., Senior Notes	4.450%	3/1/19	1,300,000	1,378,114
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	340,000	333,187
Rock-Tenn Co., Senior Notes	4.900%	3/1/22	1,280,000	1,321,580
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	160,000	154,471
Total Containers & Packaging				3,187,352
Metals & Mining — 7.9%
Anglo American Capital PLC, Senior Notes	2.625%	9/27/17	1,900,000	1,854,244	(a)
ArcelorMittal, Senior Notes	4.250%	2/25/15	1,360,000	1,371,900
ArcelorMittal, Senior Notes	4.250%	8/5/15	2,380,000	2,412,725
ArcelorMittal, Senior Notes	4.250%	3/1/16	700,000	705,250
Barrick Gold Corp., Notes	4.100%	5/1/23	660,000	552,471	(a)
Barrick Gold Corp., Senior Notes	2.500%	5/1/18	590,000	530,046	(a)
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	1,700,000	1,432,976
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	190,000	146,340
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	1,720,000	1,540,284
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	280,000	227,176	(a)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	390,000	372,990
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	1,520,000	1,466,674
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	1,305,000	1,178,072
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	410,000	372,168
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.150%	3/1/17	930,000	911,070
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	150,000	142,818	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	710,000	657,239	(a)
Glencore Funding LLC, Senior Notes	2.500%	1/15/19	3,250,000	2,944,032	(a)
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	1,100,000	1,096,212
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	720,000	733,165
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	3/22/22	910,000	879,139
Rio Tinto Finance USA PLC, Senior Notes	2.250%	12/14/18	1,780,000	1,731,938
Southern Copper Corp., Senior Notes	5.375%	4/16/20	730,000	777,239
Southern Copper Corp., Senior Notes	5.250%	11/8/42	450,000	371,511
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,597,000	3,659,904
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	640,000	657,600	(a)

See Notes to Financial Statements.

14	Western Asset Corporate Bond Fund 2013 Semi-Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
Vedanta Resources PLC, Senior Notes	7.125%	5/31/23	$620,000	$587,450	(a)
Xstrata Canada Financial Corp., Senior Notes	3.600%	1/15/17	2,560,000	2,582,188	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	670,000	670,588	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	470,000	456,259	(a)
Xstrata Finance Canada Ltd., Senior Notes	4.250%	10/25/22	940,000	855,018	(a)
Total Metals & Mining				33,876,686
Total Materials				41,037,690
Telecommunication Services — 5.8%
Diversified Telecommunication Services — 4.6%
AT&T Inc., Global Notes	5.500%	2/1/18	1,040,000	1,190,727
AT&T Inc., Senior Notes	4.450%	5/15/21	1,000,000	1,078,840
AT&T Inc., Senior Notes	5.350%	9/1/40	2,867,000	2,911,353
AT&T Inc., Senior Notes	5.550%	8/15/41	2,110,000	2,204,891
AT&T Inc., Senior Notes	4.300%	12/15/42	89,000	77,813
British Telecommunications PLC, Bonds	9.625%	12/15/30	1,575,000	2,377,062
CenturyLink Inc., Senior Notes	5.625%	4/1/20	830,000	842,450
Koninklijke KPN NV, Senior Subordinated Notes	7.000%	3/28/73	1,470,000	1,392,863	(a)(b)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	1,280,000	1,315,327
Telefonica Emisiones SAU, Senior Notes	4.570%	4/27/23	870,000	834,471
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	430,000	474,244
Verizon Communications Inc., Senior Notes	5.850%	9/15/35	3,258,000	3,570,090
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	1,500,000	1,688,949
Total Diversified Telecommunication Services				19,959,080
Wireless Telecommunication Services — 1.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	680,000	775,291
SoftBank Corp., Senior Notes	4.500%	4/15/20	2,030,000	1,956,920	(a)
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	2,000,000	2,406,978
Total Wireless Telecommunication Services				5,139,189
Total Telecommunication Services				25,098,269
Utilities — 4.7%
Electric Utilities — 3.9%
Cleveland Electric Illuminating Co., Senior Secured Bonds	8.875%	11/15/18	1,350,000	1,756,920
Cleveland Electric Illuminating Co., Senior Secured Notes	7.880%	11/1/17	850,000	1,027,200
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	1,420,000	1,651,322
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	840,000	1,050,974
Duke Energy Carolinas LLC, Secured Bonds	7.000%	11/15/18	1,420,000	1,760,137
Duke Energy Carolinas LLC, Senior Notes	6.100%	6/1/37	1,260,000	1,469,165
Duke Energy Corp., Senior Notes	2.100%	6/15/18	530,000	527,335

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Electric Utilities — continued
Duke Energy Indiana Inc., Senior Notes	5.000%	9/15/13	$60,000	$60,557
Duke Energy Ohio Inc., Secured Bonds	5.450%	4/1/19	840,000	969,482
FirstEnergy Corp., Notes	7.375%	11/15/31	710,000	750,678
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	680,000	633,028
MidAmerican Energy Holdings Co., Senior Notes	5.750%	4/1/18	280,000	325,394
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,208,000	1,412,822
Pacific Gas & Electric Co., Senior Notes	3.250%	9/15/21	380,000	380,716
Pacific Gas & Electric Co., Senior Notes	3.250%	6/15/23	890,000	873,394
Pacific Gas & Electric Co., Senior Notes	4.500%	12/15/41	1,010,000	976,608
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	720,000	1,141,440
Total Electric Utilities				16,767,172
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	1,165,000	1,333,340	(a)
Multi-Utilities — 0.5%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	1,610,000	2,105,447
Total Utilities				20,205,959
Total Corporate Bonds & Notes (Cost — $403,134,138)				408,817,201
Asset-Backed Securities — 0.3%
SLM Student Loan Trust, 2011-A A3 (Cost — $1,410,000)	2.693%	1/15/43	1,410,000	1,461,559	(a)(b)
Collateralized Senior Loans — 1.1%
Telecommunication Services — 1.1%
Wireless Telecommunication Services — 1.1%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	3,632,690	3,696,262	(d)
Vodafone Americas Finance 2 Inc., PIK Term Loan B	6.250%	7/11/16	1,134,375	1,168,406	(d)
Total Collateralized Senior Loans (Cost — $4,757,012)				4,864,668
Mortgage-Backed Securities — 0.0%
FHLMC — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC) (Cost — $15,626)	2.228%	9/1/24	15,617	16,060	(b)
Municipal Bonds — 0.8%
California — 0.3%
California State, GO, Build America Bonds	7.300%	10/1/39	600,000	774,852
University of California Revenue	4.062%	5/15/33	550,000	513,749
Total California				1,288,601
Georgia — 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	20,000	21,597

See Notes to Financial Statements.

16	Western Asset Corporate Bond Fund 2013 Semi-Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	$190,000	$202,867
Total Georgia				224,464
Illinois — 0.3%
Chicago, IL, GO, Taxable Project	7.781%	1/1/35	80,000	96,094
Illinois State, GO	5.100%	6/1/33	670,000	622,403
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	445,000	463,654
Total Illinois				1,182,151
Ohio — 0.1%
American Municipal Power-Ohio Inc., OH, Revenue, Build America Bonds	7.499%	2/15/50	480,000	594,341
Pennsylvania — 0.0%
Philadelphia, PA, Authority For Industrial Development, City Service Agreement Revenue, Taxable	3.964%	4/15/26	180,000	165,899
Total Municipal Bonds (Cost — $3,326,449)				3,455,456
Sovereign Bonds — 0.9%
Panama — 0.2%
Republic of Panama, Senior Bonds	4.300%	4/29/53	900,000	726,750
Turkey — 0.4%
Republic of Turkey, Notes	6.000%	1/14/41	970,000	971,212
Republic of Turkey, Notes	4.875%	4/16/43	920,000	795,800
Total Turkey				1,767,012
Venezuela — 0.3%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	1,500,000	1,346,250	(a)
Total Sovereign Bonds (Cost — $4,243,852)				3,840,012

			Shares
Preferred Stocks — 0.8%
Financials — 0.8%
Commercial Banks — 0.1%
U.S. Bancorp	5.150%		14,107	330,809
Consumer Finance — 0.7%
GMAC Capital Trust I	8.125%		110,411	2,876,207	(b)
Total Preferred Stocks (Cost — $2,955,261)				3,207,016
Total Investments before Short-term Investments (Cost — $419,842,338)				425,661,972

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 0.1%
Repurchase Agreements — 0.1%
State Street Bank & Trust Co., repurchase agreement dated 6/28/13; Proceeds at maturity — $584,000; (Fully collateralized by U.S. government agency obligations, 0.875% due 2/28/17; Market value — $599,978) (Cost — $584,000)	0.010%	7/1/13	$584,000	$584,000
Total Investments — 99.1% (Cost — $420,426,338#)				426,245,972
Other Assets in Excess of Liabilities — 0.9%				3,861,699
Total Net Assets — 100.0%				$430,107,671

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
GO	— General Obligation

See Notes to Financial Statements.

18	Western Asset Corporate Bond Fund 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2013

Assets:
Investments, at value (Cost — $420,426,338)	$426,245,972
Cash	107
Interest and dividends receivable	5,311,838
Receivable for securities sold	1,847,243
Deposits with brokers for open futures contracts	824,311
Unrealized appreciation on forward foreign currency contracts	145,083
Receivable for Fund shares sold	108,853
Receivable from broker — variation margin on open futures contracts	43,759
Principal paydown receivable	244
Prepaid expenses	56,097
Other assets	1,226
Total Assets	434,584,733

Liabilities:
Payable for securities purchased	2,373,062
Payable for Fund shares repurchased	1,138,209
Investment management fee payable	181,784
Service and/or distribution fees payable	126,859
OTC swaps, at value (premiums received — $55,840)	72,612
Distributions payable	45,395
Trustees’ fees payable	923
Payable for open swap contracts	843
Accrued expenses	537,375
Total Liabilities	4,477,062
Total Net Assets	$430,107,671

Net Assets:
Par value (Note 7)	$369
Paid-in capital in excess of par value	536,657,070
Overdistributed net investment income	(959,098)
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(112,775,221)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	7,184,551
Total Net Assets	$430,107,671

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	19

Statement of assets and liabilities (unaudited) (cont’d)

Shares Outstanding:
Class A	23,114,938
Class B	1,412,205
Class C	42,263
Class C1	2,532,209
Class I	1,352,563
Class P	8,471,784

Net Asset Value:
Class A (and redemption price)	$11.66
Class B*	$11.62
Class C*	$11.66
Class C1*	$11.59
Class I (and redemption price)	$11.66
Class P (and redemption price)	$11.65
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.18

*	Redemption price per share is NAV of Class B, Class C and Class C1 shares reduced by a 4.50%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20	Western Asset Corporate Bond Fund 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income:
Interest	$10,062,664
Dividends	182,620
Total Investment Income	10,245,284

Expenses:
Investment management fee (Note 2)	1,168,378
Service and/or distribution fees (Notes 2 and 5)	823,739
Transfer agent fees (Note 5)	468,801
Registration fees	52,328
Legal fees	36,347
Shareholder reports	30,257
Fund accounting fees	25,142
Audit and tax	20,947
Insurance	5,598
Trustees’ fees	3,847
Custody fees	3,788
Miscellaneous expenses	5,137
Total Expenses	2,644,309
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(457)
Net Expenses	2,643,852
Net Investment Income	7,601,432

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	9,986,094
Futures contracts	1,822,480
Written options	34,080
Swap contracts	(17,289)
Net Realized Gain	11,825,365
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(37,193,382)
Futures contracts	955,725
Swap contracts	(16,772)
Foreign currencies	145,083
Change in Net Unrealized Appreciation (Depreciation)	(36,109,346)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(24,283,981)
Decrease in Net Assets From Operations	$(16,682,549)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	21

Statements of changes in net assets

For the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012	2013	2012

Operations:
Net investment income	$7,601,432	$18,898,723
Net realized gain (loss)	11,825,365	(16,409,594)
Change in net unrealized appreciation (depreciation)	(36,109,346)	66,219,056
Increase (Decrease) in Net Assets From Operations	(16,682,549)	68,708,185

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(8,482,387)	(20,038,482)
Decrease in Net Assets From Distributions to Shareholders	(8,482,387)	(20,038,482)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	31,915,932	69,132,359
Reinvestment of distributions	8,189,031	19,466,696
Cost of shares repurchased	(81,499,594)	(145,010,268)
Decrease in Net Assets From Fund Share Transactions	(41,394,631)	(56,411,213)
Decrease in Net Assets	(66,559,567)	(7,741,510)

Net Assets:
Beginning of period	496,667,238	504,408,748
End of period*	$430,107,671	$496,667,238
* Includes overdistributed net investment income of:	$(959,098)	$(78,143)

See Notes to Financial Statements.

22	Western Asset Corporate Bond Fund 2013 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$12.32	$11.20	$11.16	$10.56	$8.43	$11.74

Income (loss) from operations:
Net investment income	0.20	0.45	0.53	0.58	0.59	0.67
Net realized and unrealized gain (loss)	(0.63)	1.15	0.04	0.61	2.15	(3.29)
Proceeds from settlement of a regulatory matter	—	—	—	0.01	—	—
Total income (loss) from operations	(0.43)	1.60	0.57	1.20	2.74	(2.62)

Less distributions from:
Net investment income	(0.23)	(0.48)	(0.53)	(0.60)	(0.61)	(0.69)
Total distributions	(0.23)	(0.48)	(0.53)	(0.60)	(0.61)	(0.69)

Net asset value, end of period	$11.66	$12.32	$11.20	$11.16	$10.56	$8.43
Total return[3]	(3.58)%	14.50%	5.19%	11.53%[4]	33.80%	(23.11)%

Net assets, end of period (millions)	$270	$301	$287	$308	$313	$255

Ratios to average net assets:
Gross expenses	1.02%[5]	1.06%	1.07%	1.05%	1.11%	1.17%
Net expenses[6]	1.02 [5]	1.06	1.07	1.05	1.11	1.17
Net investment income	3.36 [5]	3.81	4.66	5.26	6.36	6.43

Portfolio turnover rate	61%	142%	98%[7]	60%	50%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.43%. Class A received $259,239 related to this distribution.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class B Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$12.28	$11.17	$11.13	$10.53	$8.41	$11.71

Income (loss) from operations:
Net investment income	0.15	0.36	0.43	0.50	0.52	0.60
Net realized and unrealized gain (loss)	(0.63)	1.13	0.05	0.62	2.14	(3.28)
Proceeds from settlement of a regulatory matter	—	—	—	0.04	—	—
Total income (loss) from operations	(0.48)	1.49	0.48	1.16	2.66	(2.68)

Less distributions from:
Net investment income	(0.18)	(0.38)	(0.44)	(0.56)	(0.54)	(0.62)
Total distributions	(0.18)	(0.38)	(0.44)	(0.56)	(0.54)	(0.62)

Net asset value, end of period	$11.62	$12.28	$11.17	$11.13	$10.53	$8.41
Total return[3]	(3.99)%	13.52%	4.37%	11.18%[4]	32.76%	(23.60)%

Net assets, end of period (millions)	$16	$21	$27	$42	$55	$56

Ratios to average net assets:
Gross expenses	1.86%[5]	1.87%	1.87%	1.79%	1.85%	1.84%
Net expenses[6]	1.86 [5]	1.87	1.87	1.79	1.85	1.84
Net investment income	2.52 [5]	3.03	3.85	4.54	5.66	5.76

Portfolio turnover rate	61%	142%	98%[7]	60%	50%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 10.78%. Class B received $208,492 related to this distribution.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

24	Western Asset Corporate Bond Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2013[2]	2012[3]

Net asset value, beginning of period	$12.33	$12.10

Income (loss) from operations:
Net investment income	0.16	0.14
Net realized and unrealized gain (loss)	(0.65)	0.24
Total income (loss) from operations	(0.49)	0.38

Less distributions from:
Net investment income	(0.18)	(0.15)
Total distributions	(0.18)	(0.15)

Net asset value, end of period	$11.66	$12.33
Total return[4]	(3.99)%	3.17%

Net assets, end of period (000s)	$493	$849

Ratios to average net assets:
Gross expenses[5]	1.87%	1.64%
Net expenses[5,6,7]	1.72 [8]	1.64
Net investment income[5]	2.67	2.81

Portfolio turnover rate	61%	142%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period August 1, 2012 (commencement of operations) to December 31, 2012.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C1 Shares[1,2]	2013[3]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$12.25	$11.14	$11.10	$10.50	$8.38	$11.67

Income (loss) from operations:
Net investment income	0.17	0.38	0.45	0.50	0.52	0.59
Net realized and unrealized gain (loss)	(0.64)	1.14	0.05	0.61	2.15	(3.27)
Proceeds from settlement of a regulatory matter	—	—	—	0.01	—	—
Total income (loss) from operations	(0.47)	1.52	0.50	1.12	2.67	(2.68)

Less distributions from:
Net investment income	(0.19)	(0.41)	(0.46)	(0.52)	(0.55)	(0.61)
Total distributions	(0.19)	(0.41)	(0.46)	(0.52)	(0.55)	(0.61)

Net asset value, end of period	$11.59	$12.25	$11.14	$11.10	$10.50	$8.38
Total return[4]	(3.88)%	13.78%	4.51%	10.80%[5]	32.93%	(23.67)%

Net assets, end of period (millions)	$29	$38	$47	$56	$59	$45

Ratios to average net assets:
Gross expenses	1.60%[6]	1.67%	1.73%	1.76%	1.79%	1.89%
Net expenses[7]	1.60 [6]	1.67	1.73	1.76	1.79	1.89
Net investment income	2.78 [6]	3.23	4.00	4.55	5.66	5.73

Portfolio turnover rate	61%	142%	98%[8]	60%	50%	25%

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.
[2]	Per share amounts have been calculated using the average shares method.
[3]	For the six months ended June 30, 2013 (unaudited).

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 10.70%. Class C1 received $57,213 related to this distribution.

[6]	Annualized.
[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

26	Western Asset Corporate Bond Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$12.33	$11.21	$11.16	$10.56	$8.42	$11.72

Income (loss) from operations:
Net investment income	0.22	0.49	0.56	0.62	0.62	0.68
Net realized and unrealized gain (loss)	(0.64)	1.15	0.06	0.60	2.18	(3.24)
Total income (loss) from operations	(0.42)	1.64	0.62	1.22	2.80	(2.56)

Less distributions from:
Net investment income	(0.25)	(0.52)	(0.57)	(0.62)	(0.66)	(0.74)
Total distributions	(0.25)	(0.52)	(0.57)	(0.62)	(0.66)	(0.74)

Net asset value, end of period	$11.66	$12.33	$11.21	$11.16	$10.56	$8.42
Total return[3]	(3.50)%	14.90%	5.62%	11.82%	34.59%	(22.72)%

Net assets, end of period (millions)	$16	$18	$14	$13	$12	$2

Ratios to average net assets:
Gross expenses	0.69%[4]	0.70%	0.74%	0.72%	0.64%	0.75%
Net expenses[5]	0.69 [4]	0.70	0.74	0.70 [6,7]	0.63 [6,7]	0.75
Net investment income	3.69 [4]	4.13	5.00	5.61	6.33	6.80

Portfolio turnover rate	61%	142%	98%[8]	60%	50%	25%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the six months ended June 30, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.
[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

Effective at the close of business on July 10, 2009, management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 0.65% for Class I shares until April 30, 2010.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class P Shares[1]	2013[2]	2012	2011	2010	2009[3]

Net asset value, beginning of period	$12.31	$11.19	$11.15	$10.55	$9.39

Income (loss) from operations:
Net investment income	0.19	0.44	0.51	0.56	0.28
Net realized and unrealized gain (loss)	(0.63)	1.14	0.04	0.61	1.17
Total income (loss) from operations	(0.44)	1.58	0.55	1.17	1.45

Less distributions from:
Net investment income	(0.22)	(0.46)	(0.51)	(0.57)	(0.29)
Total distributions	(0.22)	(0.46)	(0.51)	(0.57)	(0.29)

Net asset value, end of period	$11.65	$12.31	$11.19	$11.15	$10.55
Total return[4]	(3.67)%	14.33%	5.01%	11.30%	15.57%

Net assets, end of period (millions)	$99	$118	$129	$160	$185

Ratios to average net assets:
Gross expenses	1.21%[5]	1.22%	1.24%	1.20%	1.18%[5]
Net expenses[6]	1.21 [5]	1.22	1.24	1.18 [7,8]	1.13 [5,7,8]
Net investment income	3.17 [5]	3.66	4.49	5.14	5.65 [5]

Portfolio turnover rate	61%	142%	98%[9]	60%	50%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the six months ended June 30, 2013 (unaudited).
[3]	For the period July 7, 2009 (inception date) to December 31, 2009.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 1.15% for Class P shares until April 30, 2010.

[9]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

28	Western Asset Corporate Bond Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Corporate Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

30	Western Asset Corporate Bond Fund 2013 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$408,817,201	—	$408,817,201
Asset-backed securities	—	1,461,559	—	1,461,559
Collateralized senior loans	—	4,864,668	—	4,864,668
Mortgage-backed securities	—	16,060	—	16,060
Municipal bonds	—	3,455,456	—	3,455,456
Sovereign bonds	—	3,840,012	—	3,840,012
Preferred stocks	$3,207,016	—	—	3,207,016
Total long-term investments	$3,207,016	$422,454,956	—	$425,661,972
Short-term investments†	—	584,000	—	584,000
Total investments	$3,207,016	$423,038,956	—	$426,245,972
Other financial instruments:
Forward foreign currency contracts	—	$145,083	—	$145,083
Futures contracts	$1,729,459	—	—	1,729,459
Total other financial instruments	$1,729,459	$145,083	—	$1,874,542
Total	$4,936,475	$423,184,039	—	$428,120,514

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$492,853	—	—	$492,853
Credit default swaps on corporate issues — buy protection‡	—	$72,612	—	72,612
Total	$492,853	$72,612	—	$565,465

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a

32	Western Asset Corporate Bond Fund 2013 Semi-Annual Report

closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(f) Forward foreign currency contracts. The Fund enters into forward foreign currency contracts to hedge against, or manage exposure to, foreign issuers or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. During the six months ended June 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or

34	Western Asset Corporate Bond Fund 2013 Semi-Annual Report

default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price vola-

36	Western Asset Corporate Bond Fund 2013 Semi-Annual Report

tility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2013, the Fund held credit default swaps with credit related contingent features which had a liability position of $72,612. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

38	Western Asset Corporate Bond Fund 2013 Semi-Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the six months ended June 30, 2013, fees waived and/or expenses reimbursed amounted to $457.

The investment manager is permitted to recapture amounts waived or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred.

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

Class C shares and Class C1 shares (formerly Class C shares) have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not be available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 (formerly Class C) shares continue to be available for dividend reinvestment and incoming exchanges.

For the six months ended June 30, 2013, LMIS and its affiliates retained sales charges of $20,238 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C	Class C1
CDSCs	$47	$5,807	$96	$255

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$207,400,188	$74,110,522
Sales	242,595,348	74,750,392

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$17,683,085
Gross unrealized depreciation	(11,863,451)
Net unrealized appreciation	$5,819,634

During the six months ended June 30, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2012	—	—
Options written	$9,600,000	$63,360
Options closed	—	—
Options exercised	(4,800,000)	(29,280)
Options expired	(4,800,000)	(34,080)
Written options, outstanding as of June 30, 2013	—	—

40	Western Asset Corporate Bond Fund 2013 Semi-Annual Report

At June 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Japanese Yen	Bank of America, N.A.	427,000,000	$4,305,671	7/25/13	$145,083

At June 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2-Year Notes	338	9/13	$74,422,833	$74,360,000	$(62,833)
U.S. Treasury 5-Year Notes	152	9/13	18,654,549	18,399,125	(255,424)
U.S. Treasury Ultra Long-Term Bonds	25	9/13	3,857,409	3,682,813	(174,596)
					(492,853)
Contracts to Sell:
U.S. Treasury 10-Year Notes	455	9/13	59,033,842	57,585,938	1,447,904
U.S. Treasury 30-Year Bonds	60	9/13	8,432,180	8,150,625	281,555
					1,729,459
Net unrealized gain on open futures contracts					$1,236,606

At June 30, 2013, the Fund had the following open OTC swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount [2]	Termination Date	Implied Credit Spread at June 30, 2013[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Received	Unrealized Depreciation
Citigroup Global Markets (Air Products & Chemicals Inc., 3.000%, due 11/3/21)	$1,800,000	3/20/18	0.432%	1.000% quarterly	$(47,356)	$(37,298)	$(10,058)
Credit Suisse (Air Products & Chemicals Inc., 3.000%, due 11/3/21)	960,000	3/20/18	0.432%	1.000% quarterly	(25,256)	(18,542)	(6,714)
Total	$2,760,000				$(72,612)	$(55,840)	$(16,772)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign ExchangeRisk	Total
Futures contracts[2]	$1,729,459	—	$1,729,459
Forward foreign currency contracts	—	$145,083	145,083
Total	$1,729,459	$145,083	$1,874,542

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	CreditRisk	Total
Futures contracts[2]	$492,853	—	$492,853
OTC swap contracts[3]	—	$72,612	72,612
Total	$492,853	$72,612	$565,465

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	—	$(67,200)	$(67,200)
Written options	—	34,080	34,080
Futures contracts	$1,822,480	—	1,822,480
Swap contracts	—	(17,289)	(17,289)
Total	$1,822,480	$(50,409)	$1,772,071

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

42	Western Asset Corporate Bond Fund 2013 Semi-Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$955,725	—	—	$955,725
Swap contracts	—	—	$(16,772)	(16,772)
Forward foreign currency contracts	—	$145,083	—	145,083
Total	$955,725	$145,083	$(16,772)	$1,084,036

During the six months ended June 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$10,099
Written options†	43,900
Futures contracts (to buy)	89,196,211
Futures contracts (to sell)	76,634,478
Forward foreign currency contracts (to sell)	615,096

Average Notional Balance
Credit default swap contracts (to buy protection)	$3,137,143

†	At June 30, 2013, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at June 30, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$43,759	—	$43,759
Forward foreign currency contracts	145,083	—	145,083
Total	$188,842	—	$188,842

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
OTC swap contracts	$72,612	—	$72,612

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C and Class C1 and Class P shares calculated at the annual rate of 0.25% of the average daily net assets of each respective

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

class. The Fund also pays a distribution fee with respect to its Class B, Class C, Class C1 and Class P shares calculated at the annual rate of 0.50%, 0.75%, 0.45% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$358,636	$280,098
Class B	71,588	50,368
Class C	3,058	888
Class C1	120,628	56,077
Class I	—	10,608
Class P	269,829	70,762
Total	$823,739	$468,801

For the six months ended June 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	$457
Class C1	—
Class I	—
Class P	—
Total	$457

6. Distributions to shareholders by class

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$5,363,204	$12,058,857
Class B	276,730	788,983
Class C	9,228	3,604	†
Class C1	542,893	1,536,653	♦
Class I	374,199	760,273
Class P	1,916,133	4,890,112
Total	$8,482,387	$20,038,482

†	For the period August 1, 2012 (commencement of operations) to December 31, 2012.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

7. Shares of beneficial interest

At June 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

44	Western Asset Corporate Bond Fund 2013 Semi-Annual Report

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares		Amount
Class A
Shares sold	1,784,494	$21,845,740	3,815,299		$45,372,212
Shares issued on reinvestment	431,950	5,239,756	993,086		11,834,261
Shares repurchased	(3,501,233)	(42,640,183)	(6,013,652)		(71,697,298)
Net decrease	(1,284,789)	$(15,554,687)	(1,205,267)		$(14,490,825)

Class B
Shares sold	9,873	$121,344	96,962		$1,157,410
Shares issued on reinvestment	22,094	267,230	64,348		762,484
Shares repurchased	(342,295)	(4,158,092)	(853,542)		(10,100,755)
Net decrease	(310,328)	$(3,769,518)	(692,232)		$(8,180,861)

Class C
Shares sold	4,780	$58,645	70,441	†	$865,826	†
Shares issued on reinvestment	489	5,928	229	†	2,824	†
Shares repurchased	(31,920)	(391,151)	(1,756)	†	(21,685)	†
Net increase (decrease)	(26,651)	$(326,578)	68,914	†	$846,965	†

Class C1
Shares sold	212,314	$2,580,213	616,785	♦	$7,261,127	♦
Shares issued on reinvestment	43,119	520,226	125,382	♦	1,482,945	♦
Shares repurchased	(844,902)	(10,244,425)	(1,878,605)	♦	(22,240,622)	♦
Net decrease	(589,469)	$(7,143,986)	(1,136,438)	♦	$(13,496,550)	♦

Class I
Shares sold	446,204	$5,446,765	695,429		$8,242,801
Shares issued on reinvestment	22,694	275,528	47,986		574,311
Shares repurchased	(581,332)	(7,049,119)	(534,051)		(6,459,979)
Net increase (decrease)	(112,434)	$(1,326,826)	209,364		$2,357,133

Class P
Shares sold	152,702	$1,863,225	524,486		$6,232,983
Shares issued on reinvestment	155,109	1,880,363	404,280		4,809,871
Shares repurchased	(1,397,335)	(17,016,624)	(2,897,861)		(34,489,929)
Net decrease	(1,089,524)	$(13,273,036)	(1,969,095)		$(23,447,075)

†	For the period August 1, 2012 (commencement of operations) to December 31, 2012.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

8. Capital loss carryforward

As of December 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
No Expiration	$(24,815,191)	*
12/31/2014	(13,944,002)
12/31/2015	(7,587,080)
12/31/2016	(37,676,648)
12/31/2017	(38,382,247)
	$(122,405,168)

These amounts will be available to offset any future taxable capital gains.

*	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to

46	Western Asset Corporate Bond Fund 2013 Semi-Annual Report

the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Western Asset Corporate Bond Fund 2013 Semi-Annual Report	47

Western Asset

Corporate Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller*

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington*

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

*	Effective June 1, 2013, Dr. Harrington became Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Corporate Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Corporate Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Corporate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02352 8/13 SR13-1988

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller Chief Executive Officer
Legg Mason Partners Income Trust

Date: August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller Chief Executive Officer
Legg Mason Partners Income Trust

Date: August 23, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett Principal Financial Officer
Legg Mason Partners Income Trust

Date: August 23, 2013